charles river

J.P. Morgan 28th Annual Healthcare Conference

JANUARY 13, 2010

James C. Foster
Chairman, President and CEO

Thomas F. Ackerman
Executive Vice President and CFO

charles river

© 2010 Charles River Laboratories International, Inc.

Caution Concerning Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “will,” “may,” “estimate,” “plan,”
“outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These statements also include statements regarding our projected 2009 financial performance, including expectations regarding our projected 2009 sales and non-GAAP earnings; the future demand for drug discovery and development products and services (particularly in light of the challenging economic environment), including the outsourcing of these services and present spending trends by our customers; the impact of specific actions intended to improve overall operating efficiencies and profitability
(including without limitation our Six Sigma program, our ERP project, our sales force realignment and restructuring of our PCS segment); the expected impact of the suspension of PCS Massachusetts operations on the Company, its products, service offerings and earnings; our intentions with respect to resuming the operations of our PCS Massachusetts site; the timing of the opening of new and expanded facilities by us and our competitors; Charles River’s expectations with respect to the impact of acquisitions on the Company, its service offerings, and earnings; the potential passage and impact of healthcare reform legislation; our future stock purchase activities; future cost reduction activities by our customers; and Charles River’s future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales growth and foreign exchange impact.  In addition, these statements include the availability of funding for our customers and the impact of economic and market conditions on them generally, and the anticipated strength of our balance sheet, the effects of our 2009 and 2010 cost-saving actions and other actions designed to manage expenses, operating costs and capital spending, and to streamline efficiency, and the ability of the
Company to withstand the current market conditions.  Forward-looking statements are based on Charles River’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  Those risks and uncertainties include, but are not limited to: the ability to successfully integrate companies we acquire; the ability to successfully develop and commercialize SPC’s technology platform; a decrease in research and development spending, a decrease in the level of outsourced services, or other cost reduction actions by our customers; the ability to convert backlog to sales; special interest groups; contaminations; industry trends; new displacement technologies;
USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on Form 10-K as filed on February 23, 2009, and our
Quarterly Report on Form 10-Q as filed on November 4, 2009, as well as other filings we make with the Securities and Exchange Commission.  Because forward-
looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and
Charles River assumes no obligation and expressly disclaims any duty to update information contained in this presentation except as required by law.

The presentation contains estimates of certain preliminary 2009 (and indirectly fourth-quarter 2009) financial information.  We are continuing to review our finance and operating results (including the effects of the decision to suspend the operations of PCS Massachusetts), and actual results may differ materially from those contained herein.  In particular, the preliminary financial information could vary from the above estimates based on the final accounting and/or determination as to whether non-
GAAP characterization is appropriate for certain items.

Regulation G

This presentation includes discussion of non-GAAP financial measures.  We believe that the inclusion of these non-GAAP financial measures provides useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the Company’s performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.  In accordance with Regulation G, you can find the comparable GAAP measures and reconciliations to those GAAP measures on our website at ir.criver.com.

Safe Harbor Statement

Charles River
accelerating drug development. exactly.

            Strategically partnering with our clients
to provide essential products and services
that expedite drug development

See website for reconciliations of Non-GAAP to GAAP results.

Charles River Snapshot

A leading in vivo biology company

$1.22B in net sales (LTM 9/09)

Unique portfolio of products and services focused on
the research and development continuum for new drugs

A multinational company with ~8,000 employees worldwide

~70 facilities in 17 countries

Continuous expansion to support client needs

Source: Based on Charles River’s FY 2008 net sales.

Non-Commercial

16%

Commercial

84%

ROW

32%

North America

68%

Geographic
Sales

Client Base

Providing drug discovery and development expertise in
North America, Europe, Japan, China

Global Solutions

Emerging
Market

Existing Pharma /
Biotech Cluster

We are where our clients are

Partnering with Charles River reduces clients’ R&D costs and improves efficiency and speed

Supports increasing virtualization of Big Pharma

Lower staff and operating costs

Using our facilities and staff instead of their own

Reduces the need for them to invest in infrastructure

Flexible workload / workforce management

Benefit from higher utilization and efficiency at Charles River

Facilities are purpose-built for high throughput

Charles River offers specialty services that are often cost
prohibitive for clients to maintain in-house

Partnering with Charles River may deliver up to
20%-30% cost savings to clients and save 3-6 months

CRL Value Proposition

Attractive Market Opportunities

*Represents Charles River’s addressable market through Phase I clinical services.
Addressable market now includes in vivo discovery services and biopharmaceutical services.

RMS

Harlan-RMS

Taconic

Jackson

PCS

LSR    MPI

SNBL   WIL

Harlan-CRS

Charles River is the outsourcing market leader
from discovery through first-in-human testing

Other

CVD

CRL

Source: Wall Street research and company estimates.

Market Size*:
~$7.0-7.5B (2009E)

Long-term
market growth:
Estimated in the
high-single digits

Leveraging our leadership and
core competencies in in vivo biology

Our Role in Drug Development

Our unique portfolio is focused on providing products and services across the in vivo discovery → development → first-in-human continuum

IND

NDA

Single Compound

Library of Compounds

Discovery

Development

Introduction/ Registration

Fundamental Research & Discovery

Preclinical Services

Clinical Services

Post-Market

Building and aligning our portfolio with our clients' needs

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RMS Franchise

The market-leading provider of research models and services
to support their use in research

Models are essential to the drug discovery and development
process

Stable demand for products and services

Exceptional operating margin and free cash flow generation

Even in this challenging market environment

Establishes our relationship with clients early in the drug
development cycle

Global infrastructure with proximity to client operations

The in vivo biology experts

Research Model Production

- Global leader in breeding and distribution of research models
  - Largest selection of the most widely used strains in the world
  - **1 of every 2 models sold** anywhere in the world comes from Charles River
- Strategically located in close proximity to clients
  - 17 facilities in 8 countries
- Expertise in **biosecurity** ensures animals are free of known contaminants, reducing risk to critical research

Improved confidence due to biosecurity, standardization and continuous availability

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charles river

Research Model Services

- Charles River is the premier provider of services which support the use of research models in discovery / development of new compounds
- Genetically Engineered Models and Services (**GEMS**)
  - Market-leading contract breeding and associated services for clients' genetically engineered models

- Research Animal Diagnostics (**RADS**)
  - Health monitoring for Charles River model production and commercial market
- Consulting and Staffing Services **(CSS)**
  - Services and professional staff to support all aspects of in vivo biology programs

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Discovery & Imaging Services (DIS)

We are now one of the largest providers of non-GLP efficacy
testing

Acquired MIR (Sept. ‘08) to add extensive in vivo imaging
capabilities and enhance therapeutic area expertise in
oncology and inflammation pharmacology

Acquisition of Piedmont Research Center (May ‘09) added
significant expertise in oncology

Added CNS through Cerebricon acquisition
(Aug. ’09)

DIS expertise currently includes five
of the largest TAs

Oncology, CNS, cardiovascular,
metabolism and inflammation

Investment in alternatives to in vivo testing

The only FDA-approved in vitro non-clinical test

Used for lot release testing of medical devices and injectable drugs

PTS (Portable Testing System) is a significant advance over
existing technology

Portable, hand-held device with
rapid, accurate results

Competitive differentiation

Promotes real-time testing of
in-process samples

Fastest-growing product line

Endotoxin and Microbial Detection (EMD):
Endosafe®-PTS™

Partnering with clients
to enhance their scientific breadth and depth

Preclinical Services

Providing clients with expertise for
integrated drug development

Regulatory and process consulting

Efficacy studies

Safety studies including general
and specialty toxicology

Inhalation, infusion, developmental
and reproductive, juvenile / neonatal,
ocular, bone, immunotoxicology and
phototoxicology

Expert pathology services

Biopharmaceutical services

Phase I clinical trials

BioPharmaceutical Services (BPS)

A market-leading provider of services to support the
development and manufacture of biologics

Global footprint of four sites in North America and
Europe

Expect to continue to develop this business to support
the increasing proportion of biologics in the drug
development pipeline

Believe biologics are the future of medicine

Strategic Initiatives

Using this period of softer market demand to streamline
internal operations and align our business portfolio to client needs

Four distinct pathways:

Acquisition of strategic assets and other alliances

Restructuring and realignment of our PCS business
operations and sales organization

Six Sigma and other efficiency initiatives

Strengthening our relationships with existing and potential
clients through discussions with senior-level decision makers

Portfolio Expansion

Charles River has historically driven growth through a
combination of internal development and strategic bolt-on
acquisitions

~30 acquisitions since ’89

Expanding our breadth of services as clients continue to identify capabilities as non-core

Identifying strategic acquisitions and alliances which
augment existing capabilities or add new ones

Goal to expand and fill out our unique early development
portfolio and maintain market leadership position

Identifying novel technologies and innovative working
relationships

Portfolio Expansion - Technology

Acquired Systems Pathology Company, developer of
Computer Assisted Pathology System (CAPS™)

A unique use of analytical smart-imaging software
technology to increase efficiency of pathologists

CAPS™ fully automates labor-intensive processes

Frees pathologists to focus more time on high-value
interpretation

Allows for the same number of pathologists to evaluate a greater number of tissues, speeding the reporting process

A limited number of large global pharmas are participating in the development phase, providing important scientific input to the validation process

Can be licensed to clients for internal use

Business Changes: PCS Reorganization

Implemented in 2Q09

Enhances our ability to provide clients with a centralized , integrated global approach to their drug development
programs

Enables us to manage global operations centrally

Dual accountability structure provides both global functional management and site-level management

Migrated from site-level-only accountability

Allows for standardization of all services across the PCS
organization

Consistent delivery of services worldwide

Particularly important to our clients who already use multiple
Charles River sites

Client feedback continues to be positive

Key structural element in our ability to enhance client service and gain market share

Migrating to a sales approach focused on solutions tailored
for individual and global clients

More comprehensive coverage of all market segments

Diverse client population requires different sales strategies

Global account managers already in place for major pharma and biotech clients

Expanded coverage of academic accounts

Supporting market share gains and expected benefit from
increased NIH funding in ‘10

Business Changes: Sales Realignment

Business Changes: Sales Realignment (cont.)

- **Mid-market pharma and biotech** clients supported by a combination of account managers with broad portfolio knowledge and specialists with specific scientific expertise

PCS: Sales Specialists
Discovery: Sales Specialists
Phase 1: Sales Specialists
RM & Services: Sales Specialists
BPS: Sales Specialists
Endotoxin: Sales Specialists
Account Managers
Account Managers
Account Managers
Account Managers
Account Managers

➢ No client represents more than **6%** of total sales*

*Based on YTD Sept 2009 net sales.

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charles river

Process Efficiency Initiatives

Driving efficiency and profitability through Six Sigma and ERP

Strengthening Six Sigma organization

Continuing to ramp up, with 100 projects underway
and more in the pipeline

Achieved modest efficiency gains in ’09,
and expect more significant gains  in ’10

Successfully rolled out ERP to all U.S. sites in late December

Total expense of $14-$15M in ’10, including
$2-$3M of implementation and conversion costs

Operational benefits expected in ’10, with
substantial cost savings to begin in ‘11

Goal is to drive efficiencies which enable us to offer clients enhanced services at a lower cost

Expect to be able to improve our margins in the absence of
significant upward pricing

PCS Massachusetts

Announced decision to suspend operations of PCS
Massachusetts to improve global PCS capacity utilization

Decision based on surplus industry capacity

Slowdown in demand from East Coast biotechs

Cost structure of PCS-MA exacerbated by current pricing

Leaner PCS infrastructure will improve operating margin while maintaining ability to meet anticipated upturn in demand

Will complete ongoing in-life studies by mid-year ’10

Expected to generate cost savings of ~$20M in 2010, with an
annual run rate ~$25M

Anticipate retaining majority of business, but some loss
of revenue in ‘10

Intend to resume operations as PCS capacity fills and PCS-MA is required

Drivers of Market Rebound

Major mergers are closed, which should galvanize the
pharmaceutical industry

Pfizer-Wyeth on 10/15/09 and Merck-Schering on 11/04/09

Expected to quickly implement integration plans

With clarity on mergers, pharmaceutical industry expected to refocus on driving therapies through the development pipeline

Mergers closing coincides with beginning of 2010 budget
year

New funding available for our clients

However, budgets not expected to be finalized until 1Q10,
delaying spending until 2Q09

Biotech funding improving

$30B in ’08 grows to an estimated $47B in ’09 (Source: Burrill)

Resolution of healthcare reform will eliminate uncertainty for the pharmaceutical industry

Drivers of Market Rebound

Our continuing discussions with senior heads of R&D of our
large pharma and biotech clients reinforces the desire for
enhanced strategic outsourcing

Continuing to identify additional areas of expertise as non-core

Want broader and more innovative strategic relationships with
CROs like CRL who can provide support for a larger portion of the drug development process

Exploring a myriad of partnership arrangements – no “one-size-
fits-all” answer

Dedicated resources

Long-term “Take-or-Pay” arrangements

Long-term contracts across all product and service lines

Aspire to increasingly be “on the same side of the table” with our clients, helping to enhance their decision-making process

2009 Guidance/2010 Outlook

Reaffirming 2009 sales and expect non-GAAP EPS to be
above the range*

Limited preclinical visibility persists, but continue to believe that demand will begin to improve in 2Q10

4Q09 PCS business trends consistent with our expectations

Strategic discussions with clients

Stable inquiry levels and steady win rates

Positive early indications for 1Q10

Do not expect major changes to PCS pricing in ’10 from ’09
levels

Pricing stabilized below ’08 levels

PCS-MA savings more than offset by increased ERP costs,
merit increases and incentive compensation

*Guidance previously provided on November 3, 2009.

2009 Guidance/2010 Outlook (cont.)

New RMS catalog and pricing effective 1/1/10

Anticipate RMS will benefit from increased NIH funding

Expect to provide a more detailed outlook with ’10 guidance
on February 8th

Operating efficiency and improved capacity utilization to drive longer-term margin improvement

Productivity and efficiency gains through IT investment
and Six Sigma

Operating margin target >20%

Strong balance sheet / conservative capital structure

$215M of cash and marketable securities on hand at 09/26/09

Low total debt to EBITDA ratio

Significant improvement in free cash flow beginning in 2009

Long-term organic sales growth potential in the low-double
digits

CRL Investment Thesis

© 2010 Charles River Laboratories International, Inc.

Accelerating Drug Development. Exactly.

Appendix

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
RECONCILIATION OF LAST TWELVE MONTHS (LTM) NET SALES
(dollars in thousands)

Net Sales	
Fiscal Year Ended December 27, 2008	$1,343,493
Nine Months Ended September 26, 2009	907,170
Nine Months Ended September 27, 2008	(1,032,046)
Last Twelve Months (LTM) Ended September 26, 2009	**$1,218,617**

charles river